UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”) is filing Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) solely to revise and recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “2025 Form 10-K”).

As previously disclosed, on May 1, 2026, the Company sold all of its equity interests of Helix Alliance, which comprised the Company’s former Shallow Water Abandonment reportable segment. As a result of the sale, the Company determined that the financial results of Helix Alliance met the definition of discontinued operations during the three-month period ended June 30, 2026, and, as such, the historical results of Helix Alliance have been reflected as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026.

The Company filed on June 4, 2026, a Registration Statement on Form S-4 in connection with the pending merger with Hornbeck Offshore Services, Inc., which was declared effective on July 31, 2026. The rules of the SEC require a registrant to recast prior period financial statements to reflect accounting changes such as discontinued operations when such financial statements are incorporated by reference into an active registration statement.

Accordingly, this Form 8-K is being filed solely to revise and recast financial information and related disclosures contained in the 2025 Form 10-K to reflect Helix Alliance as discontinued operations within the Company's consolidated financial statements for all periods presented.

The following items of the 2025 Form 10-K are being recast as reflected in Exhibit 99.1:

●	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
●	Part II, Item 8. Financial Statements and Supplementary Data.

Except as specifically set forth in Exhibit 99.1 to revise and recast all or portions of the historical results of Helix Alliance as discontinued operations, no revisions or updates are made to the 2025 Form 10-K, and this Form 8-K does not reflect events occurring after the Company filed the 2025 Form 10-K. Exhibit 99.1 should be read in conjunction with the 2025 Form 10-K and the Company’s subsequent filings with the SEC. Exhibit 99.1 is not an amendment to or a restatement of the 2025 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Recast Sections of Helix Energy Solutions Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2026
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer